UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FIRST NORTHWEST BANCORP
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. First Northwest Bancorp Meeting Information Meeting Type: Date: Time: Place: Annual Meeting of Shareholders Tuesday, May 24, 2022 4:00 PM, Pacific Time 7 Cedars Hotel, 270756 Highway 101, Sequim, Washington 98382 or www.proxydocs.com/FNWB You must register to attend the meeting online and/or participate at www.proxydocs.com/FNWB SEE REVERSE FOR FULL AGENDA INTERNET www.investorelections.com/FNWB TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com To order paper materials, use one of the following methods. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/FNWB Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 13, 2022. Important Notice Regarding the Availability of Proxy Materials for First Northwest Bancorp Shareholders Meeting to be held on May 24, 2022 For Shareholders as of March 25, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, go to: www.proxydocs.com/FNWB To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. P.O. BOX 8016, CARY, NC 27512-9903 CONTROL NUMBER Meeting Materials: Notice of Meeting and Proxy Statement and Annual Report or Form 10-K

First Northwest Bancorp Annual Meeting of Shareholders PROPOSAL 1. Election of one director to serve a two-year term and three directors to each serve a three-year term; 1.01 Gabriel S. Galanda for a two-year term 1.02 Sherilyn G. Anderson for a three-year term 1.03 Dana D. Behar for a three-year term 1.04 Cindy H. Finnie for a three-year term 2. Approval of the Amended and Restated Articles of Incorporation of First Northwest Bancorp to provide for electing directors annually and other updates not related to amendments to our articles of incorporation described in Proposal 3; 3. Approval of the Amended and Restated Articles of Incorporation of First Northwest Bancorp to provide for approval of amendments to our articles of incorporation by a majority of the outstanding shares and other updates not related to an amendment to elect directors annually described in Proposal 2; 4. An advisory (non-binding) vote to approve the compensation of our named executive officers, as disclosed in the Proxy Statement; and 5. Ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2022. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5.